EATON VANCE BUILD AMERICA BOND FUND
Supplement to Prospectus dated February 1, 2015

1.  The following replaces the second paragraph and table under “Management and Organization”:

The investment adviser manages the investments of the Fund.  Under its investment advisory agreement with the Fund, BMR receives an annual fee for its services as follows:

Average Daily Net Assets for the Month	Annual Fee Rate*
Up to $1 billion	0.45%
$1 billion but less than $2.5 billion	0.43%
$2.5 billion but less than $5 billion	0.41%
Over $5 billion	0.40%

*

Pursuant to a fee reduction agreement effective February 1, 2015.

Prior to February 1, 2015, BMR received an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $1 billion	0.600%
$1 billion but less than $2 billion	0.575%
$2 billion but less than $5 billion	0.550%
Over $5 billion	0.530%

February 6, 2015	17621 2.6.15